EVERGREEN ASSET MANAGEMENT
                           2500 WESTCHESTER AVENUE
                            PURCHASE, N.Y. 10577

                                                               August 23, 1996.

Securities and Exchange Commission
Judiciary Plaza
450  Fifth Street, N.W.
Washington, D.C.

Attention:     File Room

Re:    EVERGREEN INVESTMENT TRUST
       File No. 811-4154

Commissionioners:

     Please be advised that the definitive form Proxy and Proxy card for Evergreen Investment Trust was was submitted to your office on August 23, 1996, via electronic transmission (Edgar). This Proxy includes one of the Trust's managed series of shares namely, Evergreen International Equity Fund. The Preliminary Proxy was previously filed on August 7, 1996 and the fee was paid.

     Any questions or comments about this proxy should be directed to the undersigned at (914) 641-2206.




                                                     Very Truly Yours,


                                                     James P. Wallin
                                                     Vice President and
                                                     Assistant General Counsel

              SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



(X )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(X )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



                    Evergreen International Equity Fund
            (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(  )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                           EVERGREEN INVESTMENT TRUST
                            2500 WESTCHESTER AVENUE
                            PURCHASE, NEW YORK 10577

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 1, 1996

TO THE SHAREHOLDERS OF
EVERGREEN INTERNATIONAL EQUITY FUND:

     You are cordially invited to a Special Meeting of Shareholders of the Evergreen International Equity Fund (the "Fund"), a series of Evergreen Investment Trust (the "Trust"), on Tuesday, October 1, 1996, at 10:00 a.m. Eastern time at the offices of First Union National Bank of North Carolina, 301 South College Street, Charlotte, North Carolina 28288, to consider and act on the following matter:

     A Proposal to approve the selection of Warburg, Pincus Counsellors, Inc. ("Warburg") as the Sub-Adviser for the Fund, and to approve a new Sub-Advisory Agreement relating to the Fund between Warburg and First Union National Bank of North Carolina, the Fund's investment adviser.

     In accordance with their own discretion, the proxy holders are authorized to vote on such other business that may properly be voted on at the Special Meeting.

     Shareholders of record at the close of business on August 1, 1996, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each shareholder is cordially invited to attend the special meeting in person. However, if you are unable to be present at the Special Meeting, you are requested to mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that the Special Meeting may be held and a maximum number of shares may be voted.

                                         By Order of the Board of Trustees
                                         JOHN PILEGGI
                                         PRESIDENT

August 22, 1996

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO COMPLETE AND SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AT THE SPECIAL MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE AT THE SPECIAL MEETING.

                      EVERGREEN INTERNATIONAL EQUITY FUND
                     A SERIES OF EVERGREEN INVESTMENT TRUST
                            2500 WESTCHESTER AVENUE
                            PURCHASE, NEW YORK 10577
                           TELEPHONE: (800) 807-2940

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Evergreen Investment Trust (the "Trust") on behalf of the Evergreen International Equity Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on October 1, 1996 at 10:00 a.m. Eastern time at the offices of First Union National Bank of North Carolina, 301 South College Street, Charlotte, North Carolina 28288 and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Fund of record at the close of business on August 1, 1996 (the "Shareholders") are entitled to vote at the Meeting. As of August 1, 1996, the number of issued and outstanding Class A, Class B, Class C and Class Y shares of beneficial interest ("shares") of the Fund were 722,558, 1,301,014, 19,688 and 10,825,710, respectively. Each share, regardless of Class, is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be voted upon at the Meeting.

     The cost of solicitation will be borne by the Fund. The enclosed proxy card and this Proxy Statement are being mailed to Shareholders on or about August 22, 1996.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 2500 Westchester Avenue, Purchase, New York 10577, by properly executing a written revocation, submitting a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

     At a meeting held on August 1, 1996, the Board of Trustees of the Trust (the "Board of Trustees") voted to replace Boston International Advisers, Inc. ("BIA") as the Sub-Adviser to the Fund, effective upon approval by the shareholders of the Fund, which is expected to be given October 1, 1996. The Board of Trustees is recommending replacing BIA with Warburg, Pincus Counsellors, Inc. ("Warburg") because the Board believes that Warburg's investment process and style is more suitable for the Fund's shareholders. At the same meeting the Board called this shareholder meeting for the purpose of soliciting shareholder approval of the appointment of Warburg as Sub-Adviser and approval of the terms of the proposed Sub-Advisory Agreement (the "Warburg Sub-Advisory Agreement") that is attached hereto as Exhibit A. As described below, Warburg's compensation under the Warburg Sub-Advisory Agreement, .55 of 1% of average daily net assets on an annual basis, will be computed differently from the manner in which BIA's fee is computed under its Sub-Advisory Agreement (the "BIA Agreement") and will result in a fee higher than the fee BIA currently receives at any asset level of the Fund. However, since the Sub-Adviser's fee is paid by First Union National Bank of North Carolina, the Fund's investment adviser (the "Adviser"), the proposed increase in the Sub-Adviser's compensation will not increase the maximum advisory fees payable by the Fund. Such differences could, however, affect decisions by the Adviser about whether or to what extent it is willing to waive its own fees, which it has done, and may in the future continue to do. The waiver of fees by the Adviser is currently limited to that portion of the advisory fee it retains and it is currently expected that the Adviser will continue to limit waivers in this manner. In view of this, the increase in the sub-advisory fee contemplated under the proposed Sub-Advisory Agreement with Warburg may limit the extent to which the Adviser may in the future waive a portion of the advisory fee. For further information about the sub-advisory fees and the differences and similarities between the sub-advisory agreements see the discussion below under "COMPARISON OF THE WARBURG SUB-ADVISORY AGREEMENT AND THE BIA AGREEMENT."

     The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class Y shares. Class A shares have a front-end sales charge and pay an ongoing distribution fee at the annual rate of .25% of the Fund's average daily net assets. Class B shares are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within seven years of purchase, and pay ongoing distribution and shareholder service fees at an annual rate of .75% and .25%, respectively, of the Fund's average daily net assets for a period of eight years, after which they convert automatically to Class A shares. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within the first year of purchase, pay ongoing distribution and shareholder service fees at the annual rate of .75% and .25%, respectively, of the Fund's average daily net assets, and do not have a conversion feature. Class Y shares are not subject to any front-end sales charges or CDSCs, and do not bear any ongoing distribution or shareholder service fees. However, Class Y shares are only available to (i) all shareholders of record as of December 30, 1994 in one or more of the mutual funds for which Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of the Adviser, serves as investment adviser, (ii) certain institutional investors and (iii) investment advisory clients of the Adviser, Evergreen Asset or their affiliates.

  PROPOSAL 1: APPROVAL OF THE SELECTION OF WARBURG AS SUB-ADVISER FOR THE FUND
               AND APPROVAL OF THE WARBURG SUB-ADVISORY AGREEMENT

     The Board of Trustees has determined that it would be in the best interest of the Fund and its shareholders to retain Warburg as the Sub-Adviser of the Fund and, therefore, is recommending that Shareholders of the Fund approve Warburg as the Sub-Adviser of the Fund and approve the Warburg Sub-Advisory Agreement between the Adviser and Warburg. The Trustees of the Trust (the "Trustees"), including all of the Trustees who are not "interested persons" of the Trust, approved the selection of Warburg by the Adviser as Sub-Adviser for the Fund as well as the Warburg Sub-Advisory Agreement on August 1, 1996.

     INFORMATION ABOUT THE ADVISER. The Adviser's principal business address is 301 South College Street, Charlotte, NC 28288. Under an Investment Advisory Agreement between the Trust and the Adviser (the "Advisory Agreement") dated February 28, 1985, as amended with respect to the Fund on July 28, 1994, the Adviser has, subject to the supervision and direction of the Board of Trustees, general oversight responsibility for the investment advisory services provided to the Fund. In connection therewith, the Adviser, among other things, participates in the formulation of the Fund's investment policies, analyzes economic trends, monitors expenses, monitors the brokerage and research services, selects Sub-Advisers and monitors and evaluates the services provided by the Fund's Sub-Adviser. In this instance, the Adviser recommends the selection of Warburg as the new Sub-Adviser to the Fund and recommends that the Shareholders vote to approve such selection and the Warburg Sub-Advisory Agreement.

     Neither the Advisory Agreement nor the fees to which the Adviser is entitled under the Advisory Agreement will change or increase as a consequence of the Warburg Sub-Advisory Agreement. Pursuant to the Advisory Agreement, the Adviser pays any sub-advisory fees out of its advisory fees. For the services provided and expenses assumed pursuant to the Advisory Agreement, the Adviser is paid a monthly fee at the annual rate of .82 of 1% of the first $20 million of average daily net assets; .79 of 1% of the next $30 million of average daily net assets; .76 of 1% of the next $50 million of average daily net assets; and .73 of 1% of average daily net assets in excess of $100 million. The Adviser retains only the net amount of the foregoing advisory fees that remains after the Adviser pays the Fund's Sub-Adviser the sub-advisory fees to which it is entitled as described herein. During the fiscal year ended October 31, 1995, $86,917 in advisory fees were paid by the Fund to the Adviser, and $116,844 in advisory fees were paid by the Adviser to BIA. The Adviser is currently entitled, based on the current level of the Fund's average daily net assets, to an effective advisory fee of .77 of 1%.

     DESCRIPTION OF THE SUB-ADVISER. Warburg is located at 466 Lexington Avenue, New York, New York 10017-3147. Warburg is a professional investment counselling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of June 30, 1996, Warburg managed approximately $16.0 billion of assets, including approximately $9.6 billion of investment company assets. The directors of Warburg are Mr. Lionel I. Pincus, Chief Executive Officer, Mr. John L. Furth, Chairman of the Board of Directors, and Mr. John L. Vogelstein. Incorporated in 1970, Warburg is a wholly-owned subsidiary of Warburg, Pincus Counsellors G.P. ("Counsellors G.P."), a New York general partnership. E.M. Warburg Pincus & Co., Inc. ("EMW") controls Warburg through its ownership of a class of voting preferred stock of Warburg. Counsellors G.P. has no business other than being a holding company of Warburg and its subsidiaries. Each director's address is the same as Warburg's address, and the principal occupation of each director is his position with Warburg and its affiliates. Lionel I. Pincus may be deemed a controlling person of EMW.

     Warburg currently provides investment advisory or sub-advisory services to the following investment company portfolios that have investment objectives similar to those of the Fund. Warburg provides these services pursuant to the fee arrangements described below as of August 1, 1996. From time to time Warburg may waive part or all of the fees payable by certain of the portfolios listed below. These waivers are not reflected in the table.

                                                                                       AMOUNT OF ASSETS UNDER     ANNUAL RATE OF
NAME OF INVESTMENT COMPANY                                                               MANAGEMENT (000'S)        COMPENSATION
Warburg Pincus International Equity Fund...........................................          $2,830,916           1.00%
Warburg Pincus Institutional Fund, Inc.
   -- International Equity Portfolio...............................................          $  828,676           0.80%
Warburg Pincus Trust
   -- International Equity Portfolio...............................................          $  240,178           1.00%
Sierra Trust Funds
   -- International Growth Fund....................................................          $  164,018           0.50%
The Sierra Variable Trust
   -- International Growth Fund....................................................          $   56,865           0.50%
Separate Account D of Golden American Life Insurance Company
   -- The Managed Global Account...................................................          $   81,979           0.60% of
                                                                                                                  the first
                                                                                                                  $500 million;
                                                                                                                  0.50% of assets
                                                                                                                  over $500
                                                                                                                  million

     In the event Shareholders of the Fund do not approve the adoption of the Warburg Sub-Advisory Agreement at the Special Meeting, the Trustees will consider an appropriate course of action to take.

     COMPARISON OF THE WARBURG SUB-ADVISORY AGREEMENT AND THE BIA AGREEMENT. A copy of the form of the Warburg Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement. The following discussion of the Warburg Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A. The BIA Agreement between the Adviser and BIA is dated as of July 28, 1994. The sole shareholder of the Fund initially approved BIA as the Fund's Sub-Adviser on August 23, 1994.

     The proposed Warburg Sub-Advisory Agreement, which the Adviser and Warburg negotiated, contains several significant changes when compared to the BIA Agreement. Under the Warburg Sub-Advisory Agreement, Warburg will be entitled to a fee of .55% of the average daily net assets of the Fund on an annual basis. In contrast, BIA is entitled to a fee of .32 of 1% of the first $20 million of average daily net assets; .29 of 1% of the next $30 million of average daily net assets; .26 of 1% of the next $50 million of average daily net assets; and .23 of 1% of average daily net assets in excess of $100 million. On August 1, 1996, the net assets of the Fund were $136.1 million. BIA is currently entitled to an effective sub-advisory fee of .28 of 1%. At all asset levels the fee Warburg would receive would exceed the fee BIA receives from the Adviser. In any case, however, the proposed fee to be paid to Warburg will not effect the maximum advisory fees payable by the Fund because there will be no change in the overall advisory fee paid to the Adviser, out of which Warburg, as Sub-Adviser, would be paid its fee, just as BIA is currently paid. However, as discussed above, the Adviser has waived and may in the future continue to waive a portion of the overall advisory fee due from the Fund. For the period ended October 31, 1995 advisory fee waivers and Fund expenses assumed by the Adviser totaled .65 of 1% of annualized average daily net assets of the Fund, and for the period ended April 30, 1996 advisory fee waivers and Fund expenses assumed by the Adviser totalled .50 of 1% of annualized average daily net assets. Since May 3, 1996, the Adviser voluntarily set the advisory fee waiver at .36 of 1% of average daily net assets. It is the current intention of the Adviser, should the proposed Warburg Sub-Advisory Agreement be approved, to reduce current fee waivers and assumption of Fund expenses to at least a level that would permit recovery of the entire sub-advisory fee due Warburg. Accordingly, implementation of the proposed Warburg Sub-Advisory Agreement would result in an increase in Fund expenses of no less than .14 of 1% of annualized average daily net assets at current asset and expense levels should fee waivers and assumption of expenses be reduced in the manner described in the preceding sentence. For further information and an illustration of the effect of the proposed transaction on Fund expenses, see "FUND EXPENSES" below.

     The Warburg Sub-Advisory Agreement also contains a number of provisions that are similar to those in the BIA Agreement or that are governed by applicable law. For example, both agreements provide that the Sub-Adviser may consider brokerage and research services when it evaluates the best price and execution available from brokers or dealers for particular securities transactions. In addition, Warburg is permitted, when it deems it in the best interest of the Fund and as permitted by law, to aggregate purchase or sale orders to obtain lower brokerage commissions, if any, and/or the most favorable execution.

     The Warburg Sub-Advisory Agreement also contains more extensive indemnification provisions than the BIA Agreement, which are reciprocal between the Adviser and Warburg. However, these provisions do not require the Fund to provide indemnification; nor do they provide specific indemnification to the Fund. These indemnification provisions provide, among other things, that the Adviser shall indemnify Warburg against any loss arising from the Warburg Sub-Advisory Agreement that may be based on any untrue statement (or omission) of a material fact contained in the Trust's registration statement, unless such statement or omission was made in reliance on written information furnished by Warburg and except to the extent such losses result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of Warburg. The Warburg Sub-Advisory Agreement provides similar assurances to the Adviser for losses arising out of Warburg's failure to perform its responsibilities to the Fund, the Trust or the Adviser.

     SUB-ADVISER'S DUTIES UNDER THE WARBURG SUB-ADVISORY AGREEMENT. Under the Warburg Sub-Advisory Agreement, Warburg is responsible for the investment decisions for the Fund, and continual review, supervision and management of the Fund's investment program in accordance with the Fund's investment objective and policies. Warburg will discharge its responsibilities subject to the supervision of the Adviser. The Adviser will discharge its responsibilities of evaluating the investment services provided by Warburg and monitoring the Fund's investment performance subject to the supervision of the Board of Trustees.

     FUND EXPENSES. The table below sets forth information summarizing the expenses payable by the Fund, which includes the proposed level of fees payable to Warburg should its selection as Sub-Adviser be approved by the shareholders. Under the Warburg Sub-Advisory Agreement, the Adviser will pay Warburg a fee calculated daily and paid monthly, at an annual rate of .55 of 1% of the average daily net assets of the Fund. As noted above, the Fund's expenses would increase upon approval of the Warburg Sub-Advisory Agreement.

EVERGREEN INTERNATIONAL EQUITY FUND

                                PRO FORMA SHAREHOLDER                                     UNDER CURRENT        UNDER PROPOSED
                                TRANSACTION EXPENSES                                        AGREEMENT            AGREEMENT
SHAREHOLDER TRANSACTION FEES
  Class A shares (maximum sales charge imposed on purchase
     as a percentage of offering price)..............................................          4.75%*               4.75%*
  Class B shares (deferred sales charge as a percentage of original purchase price or
     redemption proceeds or purchase price, whichever is lower)......................          5.00%                5.00%
  Class C shares (deferred sales charge as a percentage of original purchase price or
     redemption proceeds or purchase price, whichever is lower)......................          1.00%                1.00%
  Class Y shares.....................................................................          None                 None


                     PRO FORMA ANNUAL FUND OPERATING EXPENSES**                           UNDER CURRENT        UNDER PROPOSED
                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)                           AGREEMENT            AGREEMENT
ADVISORY FEES (AFTER VOLUNTARY WAIVERS OR REIMBURSEMENTS)+
  Class A shares.....................................................................          0.41%                0.55%
  Class B shares.....................................................................          0.41%                0.55%
  Class C shares.....................................................................          0.41%                0.55%
  Class Y shares.....................................................................          0.41%                0.55%
12B-1 AND SHAREHOLDER SERVICE FEES
  Class A shares.....................................................................          0.25%                0.25%
  Class B shares.....................................................................          1.00%                1.00%
  Class C shares.....................................................................          1.00%                1.00%
  Class Y shares.....................................................................          None                 None
OTHER EXPENSES
  Class A shares.....................................................................          0.70%                0.70%
  Class B shares.....................................................................          0.70%                0.70%
  Class C shares.....................................................................          0.70%                0.70%
  Class Y shares.....................................................................          0.70%                0.70%
TOTAL FUND OPERATING EXPENSES
  Class A shares.....................................................................          1.36%                1.50%
  Class B shares.....................................................................          2.11%                2.25%
  Class C shares.....................................................................          2.11%                2.25%
  Class Y shares.....................................................................          1.11%                1.25%

 * The initial sales charge is reduced for purchases of $50,000 and over, decreasing to zero for purchases of $1,000,000 and over. See "How to Buy Shares -- Class A Shares -- Front End Sales Charge Alternative" in the Fund's prospectus.

** Based on the experience of the Fund for the semi-annual period ended April
   30, 1996.

 + The difference in the advisory fees shown in the table is due entirely to the higher fee that is proposed to be paid to Warburg. If fee waivers were eliminated, the total advisory fees under both the current and proposed sub-advisory agreements would, at current asset levels, be .77 of 1% on an annual basis.

EXAMPLE

     Based on the foregoing table, and assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in each class of shares would pay estimated transaction and operating expenses for the periods specified as follows:

                                                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
CLASS A SHARES (1)
Current Agreement.......................................................................    $ 62      $  92      $ 124       $215
Proposed Agreement (Pro Forma)..........................................................    $ 63      $  96      $ 131       $230

CLASS B SHARES
Current Agreement assuming a complete redemption at
  end of period (2).....................................................................    $ 72      $  96      $ 134       $221
Current Agreement assuming no redemption (3)............................................    $ 22      $  66      $ 114       $221
Proposed Agreement (Pro Forma) assuming a complete redemption
  at end of period (2)..................................................................    $ 73      $ 101      $ 141       $236
Proposed Agreement (Pro Forma) assuming no redemption (3)...............................    $ 23      $  71      $ 121       $236

CLASS C SHARES
Current Agreement assuming a complete redemption at end of period (2)...................    $ 33      $  66      $ 114       $245
Current Agreement assuming no redemption (3)............................................    $ 22      $  66      $ 114       $245
Proposed Agreement (Pro Forma) assuming a complete redemption
  at end of period (2)..................................................................    $ 33      $  66      $ 114       $260
Proposed Agreement (Pro Forma) assuming no redemption (3)...............................    $ 23      $  66      $ 114       $260

CLASS Y SHARES
Current Agreement assuming a complete redemption at end of period (2)...................    $ 11      $  35      $  61       $135
Proposed Agreement (Pro Forma) assuming a complete redemption
  at end of period (2)..................................................................    $ 13      $  40      $  69       $151

(1) Assumes deduction at the time of purchase of maximum initial sales charge.

(2) Assumes deduction of maximum applicable CDSC.

(3) Assumes no deduction of CDSC.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended October 31, 1995, the aggregate fee paid by the Adviser to BIA, the current Sub-Adviser, for services on behalf of the Fund was $116,844.

     DURATION AND TERMINATION. Once approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the Investment Company Act of 1940, as amended (the "Act"), and unless sooner terminated, the Warburg Sub-Advisory Agreement will continue in effect for an initial period of two years from the date of its execution. Thereafter, if not terminated, the Warburg Sub-Advisory Agreement will continue in effect for successive periods of 12 months, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not interested persons of the Trust, the Adviser, or Warburg, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Board of Trustees or by the vote of a majority of the outstanding shares of the Fund. The Warburg Sub-Advisory Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on 60 days' written notice by the Adviser, the Board of Trustees, or by vote of a majority of the outstanding shares of the Fund or upon 90 days' written notice by Warburg. The Warburg Sub-Advisory Agreement will immediately terminate in the event of its assignment or in the event the Advisory Agreement between the Trust and the Adviser is terminated.

     TRUSTEES' CONSIDERATIONS. In recommending that the Shareholders approve the Warburg Sub-Advisory Agreement, the Trustees reviewed and evaluated the experience of Warburg and its key personnel and the nature and quality of services expected to be delivered to the Fund by Warburg. The Trustees noted Warburg's performance history and its practice of broadly diversifying its international portfolios on a country by country basis. Additional factors considered by the Trustees included, but were not limited to, the following:
Warburg's depth of experience in advising international equity funds and complying with regulations applicable thereto, Warburg's credit analysis team, the amount and nature of assets under management by Warburg and marketing considerations. The Trustees also reviewed the fees to be paid to Warburg in comparison to those charged in the relevant segment of the mutual fund business. The Trustees also considered that the Warburg Sub-Advisory Agreement requires Warburg, when executing transactions for the Fund and selecting brokers or dealers, to assess the best overall terms available and attempt to obtain the best net price and most favorable execution of its orders.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     DISTRIBUTION. Evergreen Funds Distributor, Inc. ("EFD"), an indirect wholly-owned subsidiary of Furman Selz LLC ("Furman"), is located at 230 Park Avenue, New York, New York 10169 and serves as distributor of the Trust's shares.

     ADMINISTRATION. Evergreen Asset Management Corp., a wholly-owned subsidiary of First Union National Bank of North Carolina, provides shareholder services and other administrative services to the Trust and is located at 2500 Westchester Avenue, Purchase, New York 10577. Furman serves as sub-administrator to the Fund and in that capacity provides personnel to act as officers of the Fund.

     FUND BROKERAGE TRANSACTIONS. For the fiscal year ended October 31, 1995, the Trust paid no brokerage commissions to affiliated broker-dealers.

     5% SHAREHOLDERS. The table below sets forth information with respect to each person who was known to the Fund to own beneficially 5% or more of the Fund's shares as of August 1, 1996. As of August 1, 1996, the Trustees and executive officers of the Trust owned in the aggregate less than 1% of the shares of the Fund.

NAME AND ADDRESS                                                   NUMBER OF SHARES     PERCENTAGE OF CLASS
OF BENEFICIAL OWNER                                               BENEFICIALLY OWNED    BENEFICIALLY OWNED
First Union National Bank of North Carolina*
  Trust Accounts
  301 S. Tryon Street
  Charlotte, NC 28288-0001.....................................       10,657,137               82.81%

*Acting in various capacities for numerous trust accounts. As a result of its ownership of 82.81% of the Fund on August 1, 1996, First Union National Bank of North Carolina may be deemed to "control" the Fund as that term is defined in the Investment Company Act of 1940, as amended.

     SOLICITATION OF VOTES. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of the Trust (who will not be paid for their solicitation activities). The Trust may also retain Shareholder Communications Corporation ("SCC") to assist in the proxy solicitation process, and SCC may contact certain Shareholders over the telephone. Shareholders that are contacted by SCC may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. The Adviser believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. SCC has received an opinion of Dechert Price & Rhoads LLP that addresses the validity, under the applicable law of the Commonwealth of Massachusetts, of a proxy given orally. The opinion given by Dechert Price & Rhoads LLP concludes that a Massachusetts court would find that there is no Massachusetts law or Massachusetts public policy against the acceptance of proxies signed by an orally-authorized agent.

     In all cases where a telephonic proxy is solicited, the SCC representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to SCC by the Adviser, then the SCC representative will explain the process, read the proposals listed on the proxy card and ask for your instructions on each proposal. The SCC representative, although he or she will answer questions about the process, will not recommend to you how you should vote, other than to read any recommendations set forth in this Proxy Statement. Within 72 hours, SCC will send you a letter or mailgram to confirm your vote and asking you to call SCC immediately if your instructions are not correctly reflected in the confirmation.

     If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Proxy Statement or attend the Meeting in person. Any proxy given by you, whether in writing or by telephone, is revocable as hereinabove provided.

     ADJOURNMENT. In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by October 1, 1996, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the further solicitation. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     REQUIRED VOTE. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Abstentions and "broker non-votes" will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the proposal.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Evergreen Investment Trust, 2500 Westchester Avenue, Purchase, New York 10577 c/o Secretary of the Trust.

     REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund and the most recent Semi-Annual Report on request. Requests should be directed to the Trust at 2500
Westchester Avenue, Purchase, New York 10577, or by calling (800)           .

     OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters are voted on at the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Dated: August 22, 1996

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                      (This Page Left Blank Intentionally)

                                                                       EXHIBIT A

                             SUBADVISORY AGREEMENT

     This AGREEMENT is made and entered into on this   day of October, 1996,
between FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Adviser"), a National Banking Association, and WARBURG, PINCUS COUNSELLORS, INC. (the "Subadviser"), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

                              W I T N E S S E T H

     WHEREAS, Evergreen Investment Trust (the "Trust") is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of July 28, 1994 (the "Advisory Agreement"), been retained to act as investment adviser for the Evergreen International Equity Fund (the "Fund"), one of the Trust's portfolios;

     WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the assets of the Fund (the "Subadviser Assets"), and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties do mutually agree and promise as follows:

     1. INVESTMENT DESCRIPTION: APPOINTMENT AS SUBADVISER. The Fund desires to employ its capital by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Trust's Declaration of Trust and By-Laws, as may be amended from time to time (the "Charter Documents"), and in its Prospectus and Statement of Additional Information, as may be in effect from time to time (collectively, the "Prospectus") and which are filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as amended from time to time, and in such manner and to such extent as may be approved by the Board of Trustees of the Trust. Copies of the Prospectus and Charter Documents, each as currently in effect, have been or will be submitted to the Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser now acts, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities so long as the services rendered hereunder are not impaired.

     2. DUTIES OF SUBADVISER.

          (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and subject to the directions of the Adviser and the Trust's Board of Trustees, to purchase, hold and sell Subadviser Assets ("Fund Investments") and to monitor on a continuous basis the performance of such Fund Investments. Subject to the supervision of the Board of Trustees and the Adviser, the Subadviser will: (1) manage the Subadviser Assets in accordance with the Fund's investment objective, policies and limitations as stated in the Prospectus and the Charter Documents and as the objective, policies and limitations apply to the Subadviser Assets and in compliance with the 1940 Act and the Advisers Act;
     (2) make investment decisions for the Fund; (3) place purchase and sale orders for portfolio transactions for the Fund; and (4) manage otherwise uninvested cash assets included in the Subadviser Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and re-investment of the Subadviser Assets. The Adviser agrees to provide to the Subadviser such assistance as may be reasonably requested by the Subadviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

          (b) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Charter Documents and the Prospectus and with the instructions and directions received in writing from the Adviser or the Board of Trustees of the Trust and will act in conformity with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with subsection (b) with respect to the Subadviser Assets.

          The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund's investment objective, policies and restrictions as stated in the Prospectus, and the Subadviser shall act in conformity with such changes, provided that the Subadviser has received reasonable advance written notice of such changes from the Trust or the Adviser. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Fund or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide upon request to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus.

          In fulfilling these requirements and its other requirements and obligations hereunder, the Subadviser shall be entitled to rely on and act in accordance with, and the Adviser agrees to hold the Subadviser harmless for relying on and acting in accordance with, (1) information, which is not clearly inaccurate on its face, provided to it by the Trust's administrator, fund accountant or custodian and (2) instructions, which may be standing instructions, from the Adviser. The Adviser agrees to provide or cause to be provided to the Subadviser on an ongoing basis upon request by the Subadviser, such information as is reasonably requested by the Subadviser for the performance of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such information and the Subadviser relies on the information most recently furnished to it.

          (c) VOTING OF PROXIES. Unless the Adviser notifies the Subadviser otherwise, the Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser or the Fund or take action with respect thereto. If both the Subadviser and another entity managing assets of the Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

          (d) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund investments with or through, such persons, brokers or dealers ("brokers") as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers selected by the Subadviser. In the selection of such brokers and the placing of such orders, the Subadviser shall use its reasonable efforts to seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provided brokerage and research services to the Subadviser an amount of commission for effecting a Fund Investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction.

          It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients over time. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

          (e) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated hereunder.

          The Subadviser, including its Access Persons (as defined in subsection
     (e) of Rule 17j-l under the 1940 Act), agrees to observe and comply with Rule 17j-l and its Code of Ethics shall comply in all material respects with Rule 17j-l, as the same may be amended from time to time. On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics in all material respects with respect to the Subadviser Assets or (ii) identify any material violations which have occurred with respect to the Subadviser Assets. In addition, the Subadviser will report at least annually to the Adviser concerning any other violations of the Subadviser's Code of Ethics which required significant remedial action and which were not previously reported.

          (f) BOOKS AND RECORDS. Pursuant to the 1940 Act and the rules and regulations promulgated thereunder, the Subadviser shall maintain separate books and records of all matters pertaining to the Subadviser Assets (the "Fund's Books and Records"). The Fund's Books and Records (relating to the Subadviser Assets) shall be the property of the Trust and shall be available to the Adviser at any time upon reasonable request during normal business hours and shall be available for telecopying without unreasonable delay to the Adviser during any day that the Fund is open for business. Notwithstanding the foregoing, if the Adviser takes possession of any of the Fund's Books and Records, the Subadviser shall be entitled to retain a copy of any such books and records.

          (g) INFORMATION CONCERNING FUND INVESTMENTS AND SUBADVISER. From time to time as the Adviser or the Fund may reasonably request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Fund Investments held in the portfolio, all in such detail as the Adviser or the Fund may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets or of material changes in the control of the Subadviser. The Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees on reasonable notice to review the Fund investments. Under normal circumstance, employees of the Subadviser shall not be obligated to attend in person more than one Board meeting per year.

          (h) CUSTODY ARRANGEMENTS. The Subadviser shall on each business day provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request relating to all transactions concerning the Fund Investments.

     3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

     4. EXPENSES. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage fees and commissions and other transaction charges, if any) purchased for the Fund. The Adviser, the Trust and the Fund, to the extent agreed between them, shall be responsible for all expenses of the operations of the Fund including, without limitation, brokerage fees and commissions and other transaction charges, if any. The Subadviser shall not be responsible for the expenses of the Trust, the Fund or the Adviser. The Adviser shall reimburse the Subadviser, or cause the Subadviser to be reimbursed, for any expenses of the Trust, the Fund or the Adviser as may reasonably be incurred by the Subadviser on behalf of the Fund or the Adviser, including without limitation all expenses incurred by the Subadviser in connection with the attendance in person by any officer or employee of the Subadviser at the request of the Adviser or the Trust, at any meeting of the Board of Trustees (which expense shall be solely that of the Adviser). The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Subadviser will be entitled to a fee, computed daily and payable no later than the seventh (7th) business day following the end of each month, from the Adviser, calculated at the annual rate of .55 of 1% of the average daily net value of the Subadviser Assets.

     The method of determining net assets of the Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for that portion of such month during which this Agreement is in effect. Notwithstanding any other provision of this Agreement, the Subadviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue). Any such fee reduction may be discontinued or modified by the Subadviser at any time. The Subadviser further agrees that to the extent the overall advisory fee has been reduced by any amount necessary to prevent the expenses of the Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the advisory fees) from exceeding the most restrictive of the expense limitations imposed by state securities commissions of the states in which the Fund's shares are then registered or qualified for sale, the fee payable to the Subadviser as provided for in the immediately preceding Paragraph will be reduced in an amount equal to the amount of said reduction times the percentage that the fee payable to the Subadviser bears to the total advisory fees payable with respect to the Fund. Reimbursement, when necessary, will be made monthly in the same manner in which the advisory fee is paid. The amount of any reimbursement shall not exceed the aggregate amount of fees payable to the Subadviser.

     6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Fund as follows:

          (a) The Subadviser is registered as an investment adviser under the Advisers Act;

          (b) The Subadviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its directors, trustees and/or shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

          (d) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects.

     7. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

          (a) The Adviser is registered as an investment adviser under the Advisers Act or is not required to be so registered;

          (b) The Adviser is a National Banking Association duly organized and validly existing under the laws of the United States of America with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, trustees and/or shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects;

          (e) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV more than 48 hours prior to the execution of this Agreement;

          (f) The Trust is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act of 1933, as amended ("Securities Act");

          (g) The Trust, on behalf of the Fund, has filed a notice of exemption pursuant to Rule 4.5 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association or is not required to file such exemption; and

          (h) The Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted.

     8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     9. LIABILITY AND INDEMNIFICATION.

          (a) LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, any affiliated person of the Subadviser and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons") shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any affiliated person (other than as provided in Section 5) of the Adviser and each of its Controlling Persons shall not be subject to any expenses or liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund Investments.

          (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser, and its respective officers and directors and trustees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder. The Adviser shall indemnify the Subadviser, its affiliates, its Controlling Persons and its officers and directors, for any liability and expenses, including attorneys' fees, (i) which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, or (ii) arising out of the Adviser's responsibilities based upon any act or omission by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (iii) which may be based upon any untrue statement or alleged untrue statement of material fact contained in the Prospectus or any sales literature relating to the Fund, or alleged omission to state therein a material fact known or which should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon written information provided to the Adviser by the Subadviser specifically for inclusion in such Prospectus and sales literature, or (iv) based upon any act or omission by the Trust, any of its officers or representatives or any affiliate of or any person acting on behalf of the Trust.

     10. DURATION AND TERMINATION.

          (a) DURATION. Unless sooner terminated, this Agreement shall continue in effect until September 30, 1998 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

             (i) By vote of a majority of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon one hundred twenty (120) days' written notice to the Subadviser;

             (ii) By any party hereto immediately upon written notice to the other parties in the event of a material breach of any provision of this Agreement by either of the other parties; or

             (iii) By the Subadviser upon sixty (60) days' written notice to the Adviser and the Trust.

     This Agreement shall not be assigned (as such term is defined in the 1940
Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in Sections 8 and 9 and the requirement to pay amounts done under the first paragraph of Section 5 shall remain in effect; however, the parties will have no obligation to notify the others of changes to the representations.

     11. USE OF NAMES.

          (a) It is understood that the name "Warburg, Pincus Counsellors, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Subadviser and its affiliates and that the Trust or the Adviser have the right to use such name (or derivative or logo) in offering materials of the Trust or the Adviser only with the prior written approval of the Subadviser and for so long as the Subadviser is a subadviser to the Trust or the Adviser; provided that the Trust or the Adviser may use such name (or derivative or logo) without such prior written approval in offering materials of the Trust to the extent that (i) such materials simply list the Subadviser as the Subadviser to the Fund as part of a listing of the investment subadvisers to the series or portfolios of the Trust with a brief description of the Subadviser's experience and duties hereunder; (ii) such materials include such name (or derivative or logo) and any related information that has been previously approved by the Subadviser or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Trust's registration statement; or (iii) such materials are intended for use by the Trust's Trustees, or for internal use by the Adviser, the Trust or the principal underwriter of the Trust. Such prior written approval of the Subadviser shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust or the Adviser within three business days after the material is received by the Subadviser with a request by the Trust or the Adviser for such use. Upon termination of this Agreement, the Adviser shall cause the Trust and the Fund to forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

          (b) It is understood that the name "Evergreen" or any derivatives thereof or logos associated with such names is the valuable property of the Adviser and the Trust and their affiliates and that the Subadviser or its affiliates have the right to use such names (or derivatives or logos) in marketing materials of the Subadviser or its affiliates only with the prior written approval of Adviser and, if such approval is granted, only for so long as the Subadviser is a subadviser to the Adviser and the Trust; provided that the Subadviser or its affiliates may use such names (or derivatives or logos) without such prior written approval in marketing materials of the Subadviser or its affiliates to the extent that (i) such materials simply list the Adviser and the Trust as part of a listing of the investment companies advised by the Subadviser or its affiliates with a brief description of the Adviser and the Trust; (ii) such materials include such names (or derivatives or logos) and any related information that has been previously approved by the Adviser or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Form ADV or Form BD of the Subadviser or its affiliates; or (iii) such materials are intended for broker-dealer use only or for internal use by the Subadviser. Such prior written approval of the Adviser shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Subadviser within three business days after the material is received by the Adviser with a request by the Subadviser for such use. Upon termination of this Agreement, the Subadviser and its affiliates shall forthwith cease to use such names (or derivatives or logos) as soon as reasonably practicable.

     12. AMENDMENT. This Agreement may be amended by written amendment signed by the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act) and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     13. CONFIDENTIALITY. Subject to the duties of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Subadviser shall treat as confidential all records and other information pertaining to the Fund or the Adviser which the Subadviser maintains or receives as a result of its responsibilities under this

Agreement. In addition, subject to the duties to comply with any applicable law, the Adviser and the Fund agree to treat as confidential any information concerning the Subadviser, including its investment policies or objectives, which the Adviser and the Fund receive as the result of their actions under this Agreement.

     14. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties at the following addresses, which may from time to time be changed by the parties by notice to the other parties:

     (a) If to the Subadviser:

     Warburg, Pincus Counsellors, Inc.
     466 Lexington Avenue
     New York, New York 10017
     Attention: Eugene P. Grace

     (b) If to the Adviser:

     Capital Management Group
     First Union National Bank of North Carolina
     301 South College Street
     Charlotte, N.C. 28288-1173

     15. JURISDICTION. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

     17. DEFINITIONS. For the purposes of this Agreement, "interested person", "affiliated person" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     18. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     20. MASSACHUSETTS BUSINESS TRUST. The terms "Trust" and "Trustees" refer respectively to the Trust created and the Trustees as trustees but not individually or personally, acting from time to time under a Declaration of Trust, which has been or may be amended from time to time, and to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trust, the Trustees or their representatives or agents are not made individually, but only in their capacities with respect to the Trust. Such obligations are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. All persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                         FIRST UNION NATIONAL BANK OF NORTH
                                         CAROLINA

                                         By:

                                         Name:
                                         Title:

                                         WARBURG, PINCUS COUNSELLORS, INC.

                                         By:

                                         Name:
                                         Title:

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




                                     PROXY CARD


                           EVERGREEN INVESTMENT TRUST
                      EVERGREEN INTERNATIONAL EQUITY FUND
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 1, 1996

    The undersigned Shareholder(s) of the Evergreen International Equity Fund (the "Fund"), a series of EVERGREEN INVESTMENT TRUST (the "Trust") hereby appoint(s) James P. Wallin, Patrick Bannigan and W. Douglas Munn and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 1, 1996, and any adjournments thereof, to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders on the following proposal and on any other matters that are voted on at the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated below upon the following matter:

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

    Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

    PROPOSAL: A proposal to approve the selection of Warburg, Pincus Counsellors, Inc. ("Warburg") as the Subadviser for the Fund, and to approve a new sub-advisory agreement relating to the Fund between Warburg and First Union National Bank of North Carolina, the Fund's investment adviser.

[ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN

    In accordance with their discretion, said proxies are authorized to vote on such other business as may be voted on at the Meeting.

                           (continued on other side)

                          (continued from other side)

    ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

    THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT.

PLEASE DATE, SIGN AND RETURN PROMPTLY.
Dated:                      , 1996

                                                YOUR SIGNATURE(S) ON THIS PROXY
                                                SHOULD BE EXACTLY AS YOUR NAME
                                                OR NAMES APPEAR ON THIS PROXY.
                                                IF THE SHARES ARE HELD JOINTLY,
                                                EACH HOLDER SHOULD SIGN. IF
                                                SIGNING IS BY ATTORNEY,
                                                EXECUTOR, ADMINISTRATOR, TRUSTEE
                                                OR GUARDIAN, PLEASE PRINT YOUR
                                                FULL TITLE BELOW YOUR SIGNATURE.

                                                SIGNATURE(S)